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            Consent of Independent Registered Public Accounting Firm


We consent to the incorporation by reference of our report dated February 27, 2008, with respect to the consolidated financial statements of RiverSource Life Insurance Company included in its Annual Report (Form 10-K) for the year ended December 31, 2007, filed with the Securities and Exchange Commission and to the use of our report dated April 24, 2008 with respect to the financial statements of RiverSource MVA Account in Post-Effective Amendment No. 3 to the Registration Statement (Form S-1, No. 333-139776) for the registration of the RiverSource(R) AccessChoice Select Variable Annuity, RiverSource(R) Endeavor Select Variable Annuity, RiverSource(R) FlexChoice Variable Annuity, RiverSource(R) FlexChoice Select Variable Annuity, RiverSource(R) Galaxy Premier Variable Annuity, RiverSource(R) Innovations Variable Annuity, RiverSource(R) Innovations Classic Select Variable Annuity, RiverSource(R) Innovations Classic Variable Annuity, RiverSource(R) Innovations Select Variable Annuity, RiverSource(R) Pinnacle Variable Annuity, RiverSource(R) Signature One Variable Annuity, RiverSource(R) New Solutions Variable Annuity, RiverSource(R) Signature One Select Variable Annuity, RiverSource(R) Signature Select Variable Annuity, RiverSource(R) Signature Variable Annuity, Evergreen Essential(SM) Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen Pathways(SM) Select Variable Annuity, Evergreen Pathways(SM) Variable Annuity, Evergreen Privilege(SM) Variable Annuity, Wells Fargo Advantage Choice(SM) Variable Annuity, Wells Fargo Advantage(R) Builder Select Variable Annuity, Wells Fargo Advantage Choice(SM) Select Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, Wells Fargo Advantage(R) Builder Variable Annuity, and Wells Fargo Advantage(R) Variable Annuity offered by RiverSource Life Insurance Company.

                                             /s/ Ernst & Young LLP


Minneapolis, Minnesota
April 24, 2008